                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

             SUBSIDIARIES OF HEALTH CARE AND RETIREMENT CORPORATION

                                          STATE OF
              SUBSIDIARY                INCORPORATION            DOING BUSINESS AS
              ----------                -------------            -----------------
HCRC Inc..............................  Delaware       Same
Ancillary Services Management, Inc....  Ohio           Same
HCR Acquisition Corp..................  Ohio           Same
MileStone Healthcare, Inc.............  Delaware       Same
HCR Information Corporation...........  Ohio           Same
Heartland CarePartners, Inc...........  Ohio           Same
RVA Management Services, Inc..........  Ohio           Same
Vision Management Services, Inc.
  (majority owned)....................  Ohio           Same
HCR Home Health Care and Hospice,
  Inc.................................  Ohio           Same
Heartland Home Health Care Services,
  Inc.................................  Ohio           Same
                                                       Heartland Home Health Care
                                                       Heartland Home Health Care and Hospice
Heartland Hospice Services, Inc.......  Ohio           Same
                                                       Heartland Home Health Care
                                                       Heartland Home Health Care and Hospice
Heartland Services Corp...............  Ohio           Same
-- Heartland Healthcare Services (50%
  owned partnership)..................  Ohio           Same
HCR Rehabilitation Corp...............  Ohio           Same
Heartland Rehabilitation Services,
  Inc.................................  Ohio           Same
Heartland Home Care, Inc..............  Ohio           Same
                                                       Heartland Home Health Care
                                                       Heartland Home Health Care and Hospice
MileStone Health Systems, Inc.........  Texas          Same
MileStone Rehabilitation Services,
  Inc.................................  Texas          Same
MileStone Therapy Services, Inc.......  Texas          Same
Health Care and Retirement Corporation
  of America..........................  Ohio           Same
                                                       Heartland -- Beavercreek
                                                       Heartland of Bellefontaine
                                                       Heartland of Browning
                                                       Heartland of Bucyrus
                                                       Heartland of Centerburg
                                                       Heartland of Chillicothe
                                                       Heartland of Eaton
                                                       Heartland -- Fairfield
                                                       Heartland of Greenville
                                                       Heartland of Hillsboro
                                                       Heartland -- Holly Glen
                                                       Heartland of Indian Lake N.C.
                                                       Heartland of Jackson
                                                       Heartland of Kettering
                                                       Heartland -- Lansing
                                                       Heartland of Marietta
                                                       Heartland of Marysville

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
                                          STATE OF
              SUBSIDIARY                INCORPORATION            DOING BUSINESS AS
              ----------                -------------            -----------------
                                                       Oak Pavilion Nursing Home
                                                       Heartland of Oak Ridge
                                                       Heartland of Perrysburg
                                                       Perrysburg Commons
                                                       Heartland of Piqua
                                                       Heartland of Portsmouth
                                                       Heartland of Riverview
                                                       Heartland of Springfield
                                                       Heartland of Urbana
                                                       Heartland -- Victorian Village
                                                       Heartland of Wauseon
                                                       The Village at Westerville NC
                                                       The Village at Westerville RC
                                                       Christopher East Health Care Center
                                                       Heartland Health Care Center --
                                                         Prestwick
                                                       Glenside Nursing Center
                                                       Hampton House
                                                       Heartland Health Care Center
                                                         (Pittsburgh)
                                                       Shadyside Nursing & Rehab. Center
                                                       Sky Vue Terrace
                                                       Twinbrook Medical Center
                                                       Wallingford Nursing & Rehab. Center
                                                       Heartland of Beckley
                                                       Heartland of Charleston
                                                       Heartland of Clarksburg
                                                       Heartland of Keyser
                                                       Heartland of Preston County
                                                       Heartland of Rainelle
                                                       Heartland Health Care Center -- Allen
                                                         Park
                                                       Heartland Health Care Center --
                                                         Crestview
                                                       Heartland Health Care Ctr -- Dearborn
                                                         Heights
                                                       Heartland Health Care Center -- Dorvin
                                                       Heartland Health Care Center --
                                                         Georgian East
                                                       Heartland Health Care Center -- Grand
                                                         Rapids
                                                       Heartland Health Care Ctr -- Plymouth
                                                         Court
                                                       Heartland Health Care
                                                         Center -- University
                                                       Marvin and Betty Danto Family, Health
                                                         Care Center, a Health Care and
                                                         Retirement Corporation facility
                                                       Dulaney--Towson Health Care Center
                                                       Heartland Health Care Center --
                                                         Hyattsville
                                                       Heartland Health Care Center --
                                                         Adelphi
                                                       Heartland Health Care
                                                         Center -- Charleston

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
                                          STATE OF
              SUBSIDIARY                INCORPORATION            DOING BUSINESS AS
              ----------                -------------            -----------------
                                                       Oakmont East
                                                       Oakmont of Union
                                                       Oakmont West
                                                       Rosewood Manor Health Care Center
                                                       Heartland of Willow Lane
                                                       Medical Care Center
                                                       Oak Meadow Nursing Center
                                                       Heartland Health Care Center (Canton)
                                                       Heartland Health Care
                                                         Center -- Galesburg
                                                       Heartland Health Care Center (Henry)
                                                       Heartland Health Care Center
                                                         (Homewood)
                                                       Heartland Health Care Center -- Macomb
                                                       Heartland Health Care Center -- Moline
                                                       Heartland Health Care Center (Paxton)
                                                       Heartland Health Care and Retirement
                                                         Center of Boca Raton
                                                       Heartland Health Care Ctr -- Boynton
                                                         Beach
                                                       Heartland of Brooksville
                                                       Community Convalescent Center
                                                       Heartland Health Care Center -- Ft.
                                                         Myers
                                                       Jacaranda Manor
                                                       Heartland Health Care Ctr --
                                                         Jacksonville
                                                       Heartland Health Care Center --
                                                         Kendall
                                                       Heartland Health Care
                                                         Center -- Lauderhill
                                                       Heartland Health Care Ctr -- Miami
                                                         Lakes
                                                       Heartland Health Care Ctr -- Orange
                                                         Park
                                                       Pasadena Manor
                                                       Heartland Health Care Ctr --
                                                         Prosperity Oaks
                                                       Regents Park of Jacksonville
                                                       Deerwood Place
                                                       Regents Park of Winter Park
                                                       The Westchester of Winter Park
                                                       Rosedale Manor
                                                       Heartland of St. Petersburg
                                                       Heartland Health Care and
                                                         Rehabilitation Center -- Sunrise
                                                       The Westchester of Sunrise
                                                       Heartland of Tamarac
                                                       Heartland of Zephyrhills
Care Corporation......................  Michigan       Inactive
Georgian Bloomfield, Inc..............  Michigan       Heartland Health Care Center --
                                                       Georgian Bloomfield
Heartland of Indian Lake..............  Ohio           Heartland of Indian Lake
Rehab. Center, Inc....................                 Rehab. Center
Heartland of Martinsburg, Inc.........  Ohio           Heartland of Martinsburg
HGCC of Allentown, Inc................  Tennessee      Liberty Nursing & Rehab. Center

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
                                          STATE OF
              SUBSIDIARY                INCORPORATION            DOING BUSINESS AS
              ----------                -------------            -----------------
Lincoln Health Care, Inc..............  Ohio           Heartland of Mentor
Washtenaw Hills Manor, Inc............  Michigan       Same
                                                       Heartland Health Care
                                                         Center -- Ann Arbor
HCRA of Texas, Inc....................  Texas          Same
                                                       Heartland Health Care Center (Austin)
                                                       Heartland Health Care Center (Bedford)
                                                       Heartland of Corpus Christi
                                                       Holiday Nursing Center
                                                       Heartland of San Antonio
                                                       Heartland Health Care Center (Temple)
                                                       Heartland Health Care Center at
                                                         Willowbrook
                                                       Heartland Health Care Ctr (West
                                                         Houston)
Care Corporation Holdings, Inc........  Michigan       Same
Care Real Estate, Inc.................  Michigan       Same
Canterbury Village, Inc...............  Michigan       Heartland Village Square
Care Manors, Inc......................  Michigan       Same
Birchwood Manor, Inc..................  Michigan       Holland Health Care Center
Donahoe Manor, Inc....................  Pennsylvania   Donahoe Manor
East Michigan Care Corporation........  Michigan       Heartland Health Care
                                                         Center -- Briarwood
                                                       Heartland Health Care
                                                         Center -- Briarwood
                                                       Heartland Health Care Center --
                                                         Fostrian
                                                       Heartland Health Care Center --
                                                         Hampton
                                                       Heartland Health Care Center -- Marlin
                                                       Heartland Health Care
                                                         Center -- Greenview
                                                       Heartland Health Care Center -- Ionia
Greenview Manor, Inc..................  Michigan
Ionia Manor, Inc......................  Michigan
Knollview Manor, Inc..................  Michigan       Heartland Health Care Center --
                                                       Knollview
Marina View Manor, Inc................  Wisconsin      Marina View Manor
                                                       Heartland of Milwaukee
                                                       Parview Terrace
                                                       Heartland of Shawano
                                                       Washington Manor
Ridgeview Manor, Inc..................  Michigan       Heartland Health Care
                                                         Center -- Kalamazoo
Springhill Manor, Inc.................  Michigan       Heartland Health Care Center -- Battle
                                                         Creek
Sun Valley Manor, Inc.................  Michigan       Heartland Health Care Center --
                                                       Saginaw
Three Rivers Manor, Inc...............  Michigan       Heartland Health Care Center -- Three
                                                         Rivers
Whitehall Manor, Inc..................  Michigan       Heartland Health Care Center --
                                                       Whitehall
Care Manors of New England, Inc.......  Delaware       Same
Crescent Hill Manor, Inc..............  Mass.          Inactive

                                          STATE OF
              SUBSIDIARY                INCORPORATION            DOING BUSINESS AS
              ----------                -------------            -----------------
Kensington Manor, Inc.................  Florida        Kensington Manor
                                                       Heartland Health Care and
                                                         Rehabilitation Center (Sarasota)
Mapleview Nursing Home, Inc...........  Mass.          Inactive
Meadows Manor, Inc....................  Conn.          Inactive
Spruce Manor Nursing Home, Inc........  Mass.          Inactive
Union Square Nursing Center, Inc......  Mass.          Inactive
Valley View Manor, Inc................  Mass.          Inactive
Waterbury Manor, Inc..................  Conn.          Inactive